T. Rowe Price Large-Cap Value Fund

Supplement to Prospectus and Summary Prospectus Dated May 1, 2021

In the Summary Prospectus and section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective October 1, 2021, Gabriel Solomon will join the fund as a co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Solomon joined T. Rowe Price in 2004. Effective April 1, 2022, Heather McPherson will step down as co-portfolio manager of the fund and cochair of the fund’s Investment Advisory Committee as she transitions to a different role at the Firm.

In section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective October 1, 2021, Gabriel Solomon will join the fund as a co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Solomon joined T. Rowe Price in 2004, and his investment experience dates from 2002. He has served as a portfolio manager with the Firm throughout the past five years. Effective April 1, 2022, Heather McPherson will step down as co-portfolio manager of the fund and cochair of the fund’s Investment Advisory Committee as she transitions to a different role at the Firm.

The date of this supplement is June 30, 2021.

F1233-041 6/30/21